United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2013

INTERCONTINENTALEXCHANGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32671	58-2555670
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 RiverEdge Parkway Suite 500 Atlanta, GA 30328
(Address of principal executive offices, including zip code)

Registrant’s Telephone Number, Including Area Code: (770) 857-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 19, 2013, IntercontinentalExchange, Inc., a Delaware corporation (“ICE”), NYSE Euronext, a Delaware corporation (“NYSE Euronext”), IntercontinentalExchange Group, Inc., a Delaware corporation and wholly-owned subsidiary of ICE (“ICE Group”), Braves Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of ICE Group, and Baseball Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of ICE Group, entered into an Amended and Restated Agreement and Plan of Merger, dated as of March 19, 2013, pursuant to which ICE has agreed to acquire NYSE Euronext, through a series of merger transactions. As a result of the acquisition, NYSE Euronext and ICE will become wholly-owned subsidiaries of ICE Group.

This Current Report on Form 8-K updates the unaudited pro forma condensed combined financial statements included in ICE Group’s Registration Statement on Form S-4 (File No. 333-187402), which combine the historical consolidated financial statements of ICE and NYSE Euronext, giving effect to the merger transactions pursuant to which ICE will acquire NYSE Euronext under ICE Group. The unaudited pro forma condensed combined statements of income for the six months ended June 30, 2013 and for the year ended December 31, 2012 and the unaudited pro forma condensed combined balance sheet as of June 30, 2013 and the notes related thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Filed as Exhibit 99.2 and incorporated herein by reference are the audited consolidated financial statements of NYSE Euronext as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010 and the unaudited consolidated financial statements of NYSE Euronext as of June 30, 2013 and for the six months and three months ended June 30, 2013 and 2012.

Except as expressly identified above and set forth in Exhibit 99.2, ICE is not incorporating by reference into this Form 8-K any part of NYSE Euronext’s filings with the SEC.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Unaudited Pro Forma Condensed Combined Statement of Income for the six months ended June 30, 2013; Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2012; Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2013.

99.2	Audited Consolidated Financial Statements of NYSE Euronext as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010; and Unaudited Condensed Consolidated Financial Statements of NYSE Euronext as of June 30, 2013 and for the six months and three months ended June 30, 2013 and 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTALEXCHANGE, INC.

Date: September 9, 2013	By:	/s/ Scott A. Hill
SCOTT A. HILL
Senior Vice President and Chief Financial Officer